Exhibit 99.2

QEP RESOURCES, INC. 1050 17TH STREET, SUITE 800 DENVER, CO 80265 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Mountain Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/QEP2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Mountain Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D30256-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY QEP RESOURCES, INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated December 20, 2020 (as it may be amended from time to time, the “merger agreement”), by and ! ! ! among Diamondback Energy, Inc., Bohemia Merger Sub Inc. and QEP Resources, Inc. (“QEP”). 2. To approve, by a non-binding advisory vote, certain compensation that may be paid or become payable to QEP’s named executive officers that is based ! ! ! on or otherwise relates to the merger contemplated by the merger agreement. 3. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the ! ! ! merger agreement. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” proposals 1, 2 and 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. PROXY THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF QEP RESOURCES, INC. The undersigned hereby appoints Mary Shafer-Malicki, Timothy J. Cutt and Christopher K. Woosley, and each of them, with power to act without the other and with power of substitution, as proxies and Attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of QEP Resources, Inc. common stock which the undersigned is entitled to vote at the Special Meeting of the Stockholders to be held on [TBD], 2021, at [TBD] Mountain Time, via live webcast at www.virtualshareholdermeeting.com/QEP2021SM, and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3, UNLESS THE SHARES REPRESENTED BY THIS PROXY ARE HELD IN THE QEP RESOURCES, INC. EMPLOYEE INVESTMENT PLAN (401(K) PLAN). FOR SHARES HELD IN THE 401(K) PLAN FOR WHICH NO DIRECTION IS GIVEN, THE TRUSTEE FOR THE 401(K) PLAN WILL VOTE SHARES IN THE SAME PROPORTION AS ALL OTHER SHARES FOR WHICH THE TRUSTEE RECEIVED INSTRUCTIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Continued and to be signed on reverse side